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                                                                  EXHIBIT 10.13

                            SECOND AMENDMENT TO LEASE

         That certain Lease dated May 20th, 1991, (the "Lease"), by and between Carr Redmond Corporation, a Washington corporation, successor in interest to Redmond East, L.L.C. ("Lessor") and Digital Systems International, Inc., a Washington corporation ("Lessee"), for the Premises located at 6464 185th Avenue NE, Suite 151, Redmond, Washington 98052, is amended this _________ day of June 1997, solely as hereinafter described.

         Effective the 1st day of June 1997, Lessor and Lessee desire to amend the Lease as set forth below:

         Lessor's name shall be changed from Digital Systems International, Inc. to Mosaix, Inc.

         All other terms and conditions of the above-described Lease shall remain in full force and effect.








LESSOR:   Carr Redmond Corporation,        LESSEE:   Mosaix, Inc.,
          a Washington corporation                   a Washington corporation

By:       /s/ Philip L. Hawkins            By:       /s/ Wm. Bradford Weller
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Printed:  Philip L. Hawkins                Printed:  Wm. Bradford Weller
          ---------------------------                ---------------------------

Its:      Managing Director                Its:      General Counsel and
          ---------------------------                ---------------------------
                                                     Assistant Secretary
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Date:     7/15/97                          Date:     7/10/98
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